                                                                     EXHIBIT 20




                                -----------------

                                Annual Supplement

                                -----------------
                                      1999































                      Associates First Capital Corporation
statement from the chairman


--------------------------------------------------------------------------------




Associates First Capital Corporation in 1999 celebrated 25 consecutive years of earnings improvement. This 1999 Annual Report Supplement contains detailed information about the performance of each of our business lines.

Our partnerships with customers, employees, investors and communities have helped us achieve our successful results. And we are well-positioned to continue profitable growth in the future.

/s/ KEITH W. HUGHES

Keith W. Hughes

Chairman and Chief Executive Officer

Associates First Capital Corporation

CONTENTS

--------------------------------------------------------------------------------




     KEY DATA

1    Financial Highlights

3    Key Products

5    Summary of Key Business Segment Data - Managed Basis

     FIVE YEAR FINANCIAL TRENDS

11   Selected Earnings Information - Managed Basis

13   Selected Balance Sheet Information

15   Funding and Capital

17   Managed Receivables

19   Credit Quality - Managed Basis

     FIVE YEAR PRODUCT LINE TRENDS

21   Home Equity Receivables

23   Personal Loans/Retail Sales Finance Receivables

25   Credit Card Receivables

27   Truck and Truck Trailer Receivables

29   Equipment Receivables

31   Insurance Statistical Data

     EIGHT QUARTER FINANCIAL TRENDS (UNAUDITED)

33   Selected Earnings Information - Managed Basis

35   Selected Balance Sheet Information

37   Managed Receivables

39   Credit Quality - Managed Basis


41   Summary of Information by Country
financial highlights

--------------------------------------------------------------------------------
 ($ millions - except earnings per share)


                                               1999             1998             1997           1996             1995
                                            -----------     -----------     ------------    -----------       ------------
NET EARNINGS

  Amount                                    $  1,490.4      $  1,223.5      $  1,031.7      $    857.0      $    723.1

    Growth rate                                     22%             19%             20%             19%             20%

  Return on average equity                       16.28           17.94           17.78           18.31           15.66

  Return on average adjusted equity (1)          18.03           20.30           21.10           22.86           20.26

  Return on average assets                        1.78            1.90            1.95            1.89            1.89

  Return on average managed assets                1.66            1.78            1.86            1.89            1.89


NET EARNINGS PER DILUTED SHARE (2)          $     2.04      $     1.75      $     1.48      $     1.23      $     1.04

MANAGED RECEIVABLES - AS REPORTED           $ 84,414.7      $ 71,364.3      $ 58,406.5      $ 48,622.8      $ 39,702.5

  Growth rate                                       18%             22%             20%             22%             18%

MANAGED RECEIVABLES - ONGOING (3)           $ 78,919.9      $ 64,133.9      $ 53,214.2      $ 44,759.7      $ 37,653.2

  Growth rate                                       23%             21%             19%             19%             18%

TOTAL MANAGED ASSETS                        $ 95,088.0      $ 80,878.3      $ 60,154.8      $ 50,378.3      $ 41,303.9

  Growth rate                                       18%             34%             19%             22%             17%


KEY DATA (MANAGED)

TOTAL REVENUE                               $ 13,251.0      $ 10,029.5      $  8,470.5      $  7,160.3      $  6,107.2

  Growth rate                                       32%             18%             18%             17%             24%

NET INTEREST MARGIN (% AVG. MGD. RECS.)           9.13            8.91            9.06            9.20            9.22

EFFICIENCY RATIO                                  45.6            43.7            43.5            44.5            46.3

CREDIT QUALITY

  60+days contractual delinquency                 2.77%           2.57%           2.15%           2.11%           1.71%

  Credit loss ratio (% avg. mgd. recs.)           2.80            2.43            2.32            2.00            1.70

BALANCE SHEET INFORMATION

STOCKHOLDERS' EQUITY                        $  9,800.5      $  8,526.5      $  6,268.6      $  5,437.5      $  4,801.1

ALLOWANCE FOR LOSSES                           2,174.4         1,978.7         1,949.9         1,563.1         1,268.6

  % of net receivables                            3.16%           3.25%           3.53%           3.36%           3.20%

  Multiple to net losses (4)                      1.50x           1.74x           1.59x           1.77x           2.03x



(1)  Excludes push-down goodwill from Ford Motor Company.

(2) Adjusted to give a retroactive recognition to a two-for-one stock split on December 23, 1998.

(3) In January 2000, the Company announced its decision to discontinue the origination of manufactured housing finance products. In March 1999, the Company sold its recreational vehicle finance business. Ongoing receivables exclude manufactured housing and recreational vehicles.

(4) The multiple to net losses is calculated as a ratio of the allowance for losses to related trailing or annualized net credit losses on receivables owned at the end of the period (as adjusted to exclude net credit losses related to securitized receivables and to reflect the impact of significant acquisitions).

    DIVERSIFIED PORTFOLIO                              CONSISTENT GROWTH
     managed receivables                               managed receivables
    ---------------------                              -------------------
           (1999)                                        ($ IN BILLIONS)




          [CHART]                                            [CHART]








--------------------------------------------------------------------------------


    BALANCED GROWTH                             CONSISTENT EARNINGS IMPROVEMENT
  managed receivables                                     net income
  --------------------                          -------------------------------
                                                         ($ IN MILLIONS)



          [CHART]                                            [CHART]
key PRODUCTS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   PERSONAL LOANS/
                                   HOME EQUITY                  RETAIL SALES FINANCE               CREDIT CARDS
                                -------------------            -----------------------        ------------------------
PRODUCTS OFFERED:                Installment loans               Installment loans            Bankcards
                                                                                              o  Visa
                                 Lines of credit                 Revolving credit             o  MasterCard

                                 First mortgages                 Auto finance                 Private label credit cards

                                 Second mortgages                Home improvement             Auto club services

                                 Credit-related insurance        Retail sales finance         Point-of-sale network services
                                                                 o  Direct
                                                                 o  Indirect                  Call-center-based
                                                                                              customer services
                                                                 Credit-related insurance
                                                                                              Technical help-desk
                                                                                              application services

                                                                                              Credit-related insurance




-----------------------------------------------------------------------------------------------------------------------------------

DELIVERY:                        3,100 branches                  3,100 branches               Centralized operations

                                 Centralized operations          Centralized operations       9 regional service centers

                                 7 regional service centers                                   82,000 oil and retail outlets

                                 257 direct sales offices



-----------------------------------------------------------------------------------------------------------------------------------

COUNTRIES:                       Canada                          Canada                       Japan

                                 Costa Rica                      Costa Rica                   Taiwan

                                 Hong Kong                       Hong Kong                    United Kingdom

                                 Japan                           India                        United States

                                 Mexico                          Japan

                                 Puerto Rico                     Mexico

                                 Spain                           Puerto Rico

                                 United Kingdom                  Spain

                                 United States                   Sweden

                                                                 Taiwan

                                                                 United Kingdom

                                                                 United States


-----------------------------------------------------------------------------------------------------------------------------------

MANAGED RECEIVABLES
AT 12/31/99 (1)
(IN MILLIONS)                    $27,480.3                       $16,012.4                    $11,733.6





(1) In January 2000, the Company announced its decision to discontinue the origination of manufactured housing financing products. At December 31, 1999, manufactured housing had receivables of $5,494.8 million.

                                       4


-----------------------------------------------------------------------------------------------------------------------------------

  TRUCK AND TRUCK TRAILER                     EQUIPMENT                   FLEET LEASING                    WAREHOUSE
                                                                                                           AND OTHER
--------------------------            --------------------------       --------------------------     ---------------------------
   Retail installment loans              Retail installment loans      Auto and light truck fleets     Lines of credit to
                                                                                                       real estate brokers
   Leasing                               Leasing                       Vehicle management services
                                                                       o  Purchase                     Government
   Dealer financing                      Dealer financing              o  Maintenance                  guaranteed loans
   o  Wholesale (inventory)              o  Wholesale (inventory)      o  Disposal
   o  Factoring                          o  Factoring                                                  Employee relocation services
   o  Business loans                     o  Business loans                                             o  Corporate
                                                                                                       o  Government
   Truck trailer rental                  Financing for
                                         o  Construction equipment                                     Public finance
   New and used financing                o  Material handling
                                            equipment
   Credit-related insurance              o  Golf cars
                                         o  Machine tools
   Property and casualty insurance       o  Telecommunications
                                            equipment
   Cargo insurance
                                         Credit-related insurance

-----------------------------------------------------------------------------------------------------------------------------------
   43 branches                           21 branches                   Centralized Canada, U.K.        Centralized operations and
                                                                       and U.S. operations             regional sales offices
   Centralized operations                Centralized operations

   23 regional truck trailer             19 international offices
   rental offices


-----------------------------------------------------------------------------------------------------------------------------------

   Canada                                Canada                        Canada                          Japan

   France                                France                        United Kingdom                  United States

   Japan                                 Hong Kong                     United States

   Mexico                                India

   Puerto Rico                           Japan

   United Kingdom                        Mexico

   United States                         Puerto Rico

                                         Spain

                                         United Kingdom

                                         United States


-----------------------------------------------------------------------------------------------------------------------------------

   $13,130.3                             $6,977.3                      $2,070.1                        $1,515.9

summary of key business segment data - managed basis

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

(dollar amounts in millions)

                                      U.S.                                    International Finance Segment
                         U.S.       Consumer               -----------------------------------------------------------
                       Credit Card  Finance   Commercial                 United                   Other       Segment     Company
 at December 31, 1999   Segment     Segment    Segment       Japan       Kingdom    Canada     International    Total      Total
---------------------- -----------  ---------  ---------   ----------   ----------  --------   --------------  -------  -----------
MANAGED RECEIVABLES

Home Equity             $           $24,101.1   $           $ 1,922.6   $   463.0   $   645.6   $   348.0   $ 3,379.2   $  27,480.3

Personal Loans/
  Retail Sales Finance                7,465.7                 5,377.7       740.1     1,619.3       809.6     8,546.7      16,012.4

Truck and Truck Trailer                          12,946.5                                           183.8       183.8      13,130.3

Credit Card              10,928.3                               108.0       691.4                     5.9       805.3      11,733.6

Equipment                                         6,181.9                   530.3                   265.1       795.4       6,977.3

Manufactured Housing                              5,494.8                                                                   5,494.8

Fleet Leasing                                     2,070.1                                                                   2,070.1

Warehouse and Other                               1,255.3        75.4                               185.2       260.6       1,515.9
                        ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------   -----------
Total as reported       $10,928.3   $31,566.8   $27,948.6   $ 7,483.7   $ 2,424.8   $ 2,264.9   $ 1,797.6   $13,971.0   $  84,414.7
                        =========   =========   =========   =========   =========   =========   =========   =========   ===========
Total ongoing
 operations (1)         $10,928.3   $31,566.8   $22,453.8   $ 7,483.7   $ 2,424.8   $ 2,264.9   $ 1,797.6   $13,971.0   $  78,919.9
                        =========   =========   =========   =========   =========   =========   =========   =========   ===========


(1)  Excludes manufactured housing.

The Company is organized into five primary business units: U.S. credit card, U.S. consumer branch, U.S. home equity, commercial and international finance. The U.S. consumer branch and U.S. home equity business units are aggregated into one reportable U.S. consumer finance segment due to their similar operating characteristics.

--------------------------------------------------------------------------------

    MANAGED RECEIVABLES                               SEGMENT EARNINGS
    -------------------                               ----------------


         [CHART]                                           [CHART]

U.S. CREDIT CARD SEGMENT The Company's U.S. credit card segment offers private label retail credit card and revolving programs and VISA(R) and Mastercard(R) retail bankcard credit card products to customers throughout the United States. Various credit-related and other insurance products are also provided, including credit life, credit accident and health, accidental death and dismemberment, involuntary unemployment and personal property insurance. In addition, the U.S. credit card segment provides emergency roadside assistance and auto club services.

The Company's private label relationships include approximately 38 million oil and retail customers and approximately 82,000 oil and retail outlets. These relationships allow the Company to leverage the oil and retail companies' brand names in order to cross sell related products and services to these customers.


 (dollar amounts in millions)

 year ended or at December 31                                 1999                           1998                          1997
-------------------------------                            -----------                   -----------                    ----------

Finance Receivables                                      $   10,928.3                   $    9,622.0                 $     7,839.3

Total Revenue                                                 2,542.3                        1,968.9                       1,659.2

Net Interest Margin                                           1,737.9                        1,377.8                       1,163.0

   - as a % of Average Managed Receivables (AMR)                17.18%                         17.27%                        15.02%

60+Days Contractual Delinquency                                  4.21                           4.79                          3.99

Net Credit Losses as a % of AMR                                  7.13                           7.81                          7.41

Segment Earnings                                         $      441.1                   $      299.8                  $      199.7




-----------------------------------------------------------------------------------------------------------------------------------




U.S. CONSUMER FINANCE SEGMENT The Company's U.S. consumer finance segment offers a variety of consumer finance and insurance products and services to customers throughout the United States (excluding Hawaii and Puerto Rico, which are included in the international finance segment). Finance products and services offered by this segment include home equity loans, personal loans, automobile financing and retail sales finance. In addition, the Company, through certain subsidiaries and third parties, makes available various credit-related and other insurance products to its U.S. consumer finance customers, including credit life, credit accident and health, involuntary unemployment, personal property insurance and other non-credit products.



 (dollar amounts in millions)

 year ended or at December 31                                 1999                           1998                          1997
-------------------------------                            -----------                   -----------                    ----------

Finance Receivables                                      $   31,566.8                   $   26,810.5                  $   23,985.0

Total Revenue                                                 4,442.2                        3,828.7                       3,633.6

Net Interest Margin                                           2,266.7                        2,080.8                       2,056.3

   - as a % of Average Managed Receivables (AMR)                 7.43%                          8.14%                         9.19%

60+Days Contractual Delinquency                                  3.77                           3.22                          2.73

Net Credit Losses as a % of AMR                                  2.51                           2.41                          2.30

Segment Earnings                                         $      688.7                   $      655.9                  $      665.6

U.S CREDIT CARD SEGMENT



  MANAGED RECEIVABLES                                   SEGMENT EARNINGS
  -------------------                                   ----------------
    ($ IN BILLIONS)                                     ($ IN MILLIONS)





        [CHART]                                              [CHART]




--------------------------------------------------------------------------------


U.S. CONSUMER FINANCE SEGMENT


  MANAGED RECEIVABLES                                   SEGMENT EARNINGS
  -------------------                                   ----------------
    ($ IN BILLIONS)                                     ($ IN MILLIONS)





        [CHART]                                              [CHART]

COMMERCIAL SEGMENT The Company's commercial segment offers a variety of commercial finance and insurance products to customers in the United States and Canada. Finance products and services offered by this segment in the United States and Canada include retail and wholesale financing and leasing products and services for heavy-duty (Class 8) and medium duty (Classes 3 through 7) trucks and truck trailers and construction, material handling and other industrial and communications equipment. The Company engages in a number of other commercial activities, including auto fleet leasing and fleet management services, government guaranteed lending, employee relocation services, truck trailer rental services, warehouse lending and public finance.

The Company, through certain subsidiaries and third parties, also makes available various credit-related and other insurance products to its commercial segment customers and other customers, including commercial auto and dealers' open lot physical damage, credit life and motor truck cargo insurance, and commercial and public auto liability insurance. The Company also offers specialty lines including general liability, directors and officers and errors and omission insurance, and personal lines including homeowner and recreational vehicle insurance.

The Company has a centralized warehouse lending operation, which is conducted through First Collateral Services, Inc. ("FCS"). FCS provides short-term financing, secured by real estate mortgages, to mortgage companies and other mortgage lenders.


 (dollar amounts in millions)

 year ended or at December 31                                 1999                           1998                          1997
-------------------------------                            -----------                   -----------                    ----------

Finance Receivables                                      $   27,948.6                   $   26,469.6                  $   22,304.2

Total Revenue                                                 3,285.2                        2,591.7                       2,152.9

Net Interest Margin                                           1,028.4                        1,008.1                         875.7

   - as a % of Average Managed Receivables (AMR)                 3.91%                          4.14%                         4.40%

60+Days Contractual Delinquency                                  1.26                           1.21                          1.02

Net Credit Losses as a % of AMR                                  0.93                           0.46                          0.34

Segment Earnings                                         $      506.9                   $      510.5                  $      439.7



-----------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL FINANCE SEGMENT The Company's international finance segment offers a variety of consumer finance products and services to customers in Japan, Canada, the United Kingdom, Puerto Rico, Sweden, Hong Kong, Spain, India, Mexico, Taiwan, Ireland and Costa Rica. Commercial financing products are also offered in the United Kingdom, Hong Kong, Puerto Rico, France, Mexico, Japan, India and Spain. Commercial finance products offered in Canada are managed by the Company's commercial segment and are included in the commercial segment results. The Company, through certain subsidiaries and other third parties, also offers various credit-related and other insurance products to its customers, including credit life, credit accident and health, accidental death and dismemberment, involuntary unemployment and personal property insurance.



 (dollar amounts in millions)

 year ended or at December 31                                 1999                           1998                          1997
-------------------------------                            -----------                   -----------                    ----------

Finance Receivables                                      $   13,971.0                   $    8,462.2                  $    4,278.0

Total Revenue                                                 2,981.3                        1,640.2                       1,024.8

Net Interest Margin                                           2,191.4                        1,278.1                         791.0

   - as a % of Average Managed Receivables (AMR)                18.04%                         19.36%                        20.50%

60+Days Contractual Delinquency                                  2.60                           2.58                          1.93

Net Credit Losses as a % of AMR                                  3.98                           3.27                          2.44

Segment Earnings                                         $      740.2                   $      474.3                  $      335.0

COMMERCIAL SEGMENT



  MANAGED RECEIVABLES                                   SEGMENT EARNINGS
  -------------------                                   ----------------
    ($ IN BILLIONS)                                     ($ IN MILLIONS)





        [CHART]                                              [CHART]




--------------------------------------------------------------------------------

INTERNATIONAL FINANCE SEGMENT



  MANAGED RECEIVABLES                                   SEGMENT EARNINGS
  -------------------                                   ----------------
    ($ IN BILLIONS)                                     ($ IN MILLIONS)





        [CHART]                                              [CHART]



five year financial trends - selected earnings information - managed basis


-----------------------------------------------------------------------------------------------------------------------------------
 (dollar amounts in millions, except per share amounts)

 year ended December 31                                        1999                                       1998
                                               Amount        % Growth     % of AMR        Amount        % Growth     % of AMR
-----------------------                      -----------     --------     ---------     -----------     --------     --------
REVENUES

Finance Charges                              $  11,483.0         25%        14.51%      $   9,215.0        18%        14.29%

Insurance Premiums                               1,055.7        124          1.33             471.5        12          0.73

Investment and Other Income                        712.3        108          0.90             343.0        58          0.53
                                             -----------                    -----       -----------                   -----
                                                13,251.0         32         16.74          10,029.5        18         15.55

EXPENSES

Interest Expense                                 4,258.6         23          5.38           3,470.2        18          5.38

Operating Expense                                3,894.4         39          4.92           2,798.0        20          4.34

Provision for Losses                             2,274.1         37          2.87           1,662.7        19          2.58

Insurance Benefits Paid or Provided                447.0        183          0.57             158.1         9          0.24
                                             -----------                    -----       -----------                   -----
                                                10,874.1         34         13.74           8,089.0        18         12.54
                                             -----------                    -----       -----------                   -----
EARNINGS BEFORE PROVISION FOR TAXES              2,376.9         22          3.00           1,940.5        18          3.01

PROVISION FOR INCOME TAXES                         886.5         24          1.12             717.0        18          1.11
                                             -----------                    -----       -----------                   -----
NET EARNINGS                                 $   1,490.4         22%         1.88%      $   1,223.5        19%         1.90%
                                             ===========                    =====       ===========                   =====
EPS (DILUTED) (1)                            $      2.04         17%                    $      1.75        18%

AVERAGE DILUTED

 SHARES OUTSTANDING (000) (1)                    731,537                                    699,871


KEY RATIOS

Net Interest Margin (% AMR)                         9.13%                                      8.91%

Efficiency Ratio                                   45.57                                      43.71

Effective Tax Rate                                 37.30                                      36.95

Return on Average Assets                            1.78                                       1.90

Return on Average Managed Assets                    1.66                                       1.78

Return on Average Equity                           16.28                                      17.94

Return on Average Adjusted Equity (2)              18.03                                      20.30

Average Managed Receivables (AMR)            $    79,089                                $    64,506

Average Managed Assets                            89,575                                     68,837

Average Equity                                     9,157                                      6,822

Average Adjusted Equity (2)                        8,390                                      6,124




(1)  See footnote 1 on page 19 of the Form 10-K for additional information.

(2)  Excludes push-down goodwill from Ford Motor Company.

(3) Excludes the effect of the dividend related to the Company's IPO. See page 19 of the Form 10-K for additional information.







-----------------------------------------------------------------------------------------------------------------------------------


                    1997                                      1996                                      1995
     Amount       % Growth     % of AMR        Amount       % Growth     % of AMR        Amount       % Growth     % of AMR
  -----------     --------     --------     -----------     --------     --------     -----------     --------     --------


  $   7,832.2        19%         14.53%     $   6,578.1        18%         14.81%     $   5,560.8        25%         15.15%

        420.7         5           0.78            402.1         8           0.90            370.6        13           1.01

        217.6        21           0.41            180.1         2           0.41            175.8        16           0.48
  -----------                    -----      -----------                    -----      -----------                    -----
      8,470.5        18          15.72          7,160.3        17          16.12          6,107.2        24          16.64



      2,946.2        17           5.47          2,514.8        15           5.61          2,177.9        31           5.93

      2,339.6        17           4.34          2,002.9        14           4.51          1,754.7        21           4.78

      1,399.0        28           2.60          1,089.8        31           2.45            834.0        29           2.27

        145.7        (2)          0.27            148.2         4           0.34            142.5        (4)          0.39
  -----------                    -----      -----------                    -----      -----------                    -----
      6,830.5        19          12.68          5,755.7        17          12.91          4,909.1        26          13.37
  -----------                    -----      -----------                    -----      -----------                    -----
      1,640.0        17           3.04          1,404.6        17           3.21          1,198.1        18           3.27

        608.3        11           1.13            547.6        15           1.23            475.0        15           1.30
  -----------                    -----      -----------                    -----      -----------                    -----
  $   1,031.7        20%          1.91%     $     857.0        19%          1.98%     $     723.1        20%          1.97%
  ===========                    =====      ===========                    =====      ===========                    =====
  $      1.48        20%                    $      1.23        18%                    $      1.04        --



      695,887                                   694,902                                   693,309




         9.06%                                     9.20%(3)                                  9.22%

        43.50                                     44.54                                     46.34

        37.09                                     38.99                                     39.64

         1.95                                      1.93(3)                                   1.89

         1.86                                      1.89(3)                                   1.89

        17.78                                     17.09(3)                                  15.66

        21.10                                     20.94(3)                                  20.26

  $    53,900                               $    44,420                               $    36,694

       55,364                                    46,100                                    38,294

        5,801                                     5,099                                     4,619

        5,033                                     4,227                                     3,679

five year financial trends - selected balance sheet information

--------------------------------------------------------------------------------


   (dollar amounts in millions)
   year ended or at December 31              1999             1998              1997             1996              1995
   ----------------------------              ----             ----              ----             ----              ----

ASSETS
Cash and Cash Equivalents                $     1,026.3    $      4,665.6    $       433.2     $       446.9    $        532.2
Investments in Securities                      7,176.5           6,678.7          1,242.4           1,097.5             881.1
Net Finance Receivables                       68,817.1          60,939.0         55,215.6          46,512.9          39,702.5
Allowance for Losses                          (2,174.4)         (1,978.7)        (1,949.9)         (1,563.1)         (1,268.6)
Insurance Policy Claims and Reserves            (985.9)         (1,463.9)          (783.6)           (712.9)           (625.4)
Goodwill                                       3,747.8           1,890.4          1,104.0           1,206.4           1,278.9
Other Assets                                   5,349.4           4,444.3          1,971.0           1,280.7             803.2
                                         -------------    --------------    -------------     -------------    --------------
   Total Assets                          $    82,956.8    $     75,175.4    $    57,232.7     $    48,268.4    $     41,303.9
                                         =============    ==============    =============     =============    ==============
LIABILITIES & STOCKHOLDERS' EQUITY
Notes Payable
   Commercial Paper                      $    25,991.9    $     24,144.3    $    19,483.5     $    15,907.9    $     12,902.9
   Bank Loans                                  1,261.5           1,565.5          1,487.1           1,167.3             844.4
Accounts Payable and Accruals                  4,498.9           3,342.4          1,765.5           1,726.2           1,382.9
Long-Term Debt (1)
   Senior Notes                               40,978.8          37,171.4         27,802.6          23,604.0          21,230.8
   Subordinated and Capital Notes                425.2             425.3            425.4             425.5             141.8
Stockholders' Equity                           9,800.5           8,526.5          6,268.6           5,437.5           4,801.1
                                         -------------    --------------    -------------     -------------    --------------
   Total Liabilities and
       Stockholders' Equity              $    82,956.8    $     75,175.4    $    57,232.7     $    48,268.4    $     41,303.9
                                         =============    ==============    =============     =============    ==============
MANAGED RECEIVABLES - as reported        $    84,414.7    $     71,364.3    $    58,406.5     $    48,622.8    $     39,702.5
MANAGED RECEIVABLES - ongoing (2)             78,919.9          64,133.9         53,214.2          44,759.7          37,653.2
MANAGED ASSETS                                95,088.0          80,878.3         60,154.8          50,378.3          41,303.9

ALLOWANCE FOR LOSSES
Beginning Balance                        $     1,978.7    $      1,949.9    $     1,563.1     $     1,268.6    $      1,061.6
Provision for Losses                           1,506.4           1,283.5          1,378.1           1,086.5             834.0
Losses Sustained                              (1,717.1)         (1,424.6)        (1,454.0)         (1,032.5)           (757.1)
Recoveries                                       268.8             237.7            224.9             147.2             132.9
Other                                            137.6             (67.8)           237.8              93.3              (2.8)
                                         -------------    --------------    -------------     -------------    --------------
Ending Balance                           $     2,174.4    $      1,978.7    $     1,949.9     $     1,563.1    $      1,268.6
                                         =============    ==============    =============     =============    ==============
% of Net Receivables                              3.16%             3.25%            3.53%             3.36%             3.20%
Loss Coverage Ratio (3)                           1.50x             1.74x            1.59x             1.77x             2.03x

(1) Including current maturities of long-term debt.

(2) Excludes manufactured housing and recreational vehicles.

(3) See footnote 8 on page 20 of the Form 10-K for additional information.

(4) See footnote 1 on page 19 of the Form 10-K for additional information.

(5) Net of capital contributions from Ford and excludes one-time dividend related to the Company's Initial Public Offering in 1996. (See footnote 6 on page 20 of the Form 10-K for additional information.)

(6) Excludes push-down goodwill from Ford Motor Company.

(7) Total debt to tangible equity as adjusted on a pro forma basis to reflect the treatment as equity of a $500 million debt security issued in July 1999, would have been 10.40:1 at December 31, 1999.

(8) Calculated net of short-term investments.

--------------------------------------------------------------------------------


   (dollar amounts in millions, except per share amounts)
   year ended or at December 31         1999          1998         1997        1996         1995
   ----------------------------         ----          ----         ----        ----         ----

KEY DATA
Book Value per Share(4)               $  13.46     $  11.72     $   9.05     $   7.84     $   6.92
Dividends per Share
  of Common Stock(4)                     0.230        0.205        0.200        0.100           --
Net Dividends Declared(5)                167.5        142.0        138.6        148.0        118.0
Payout Ratio                                11%          12%          13%          17%          16%
Adjusted Capital Formation Rate             17           19           19           18           17
End of Period
  Shares Outstanding (millions)(4)       728.1        727.2        693.0        693.3        693.3

Fixed Charge Coverage Ratio               1.60x        1.60x        1.59x        1.57x        1.55x
Debt to Equity(8)                         7.00         7.40         7.84         7.55         7.29
Debt to Adjusted Equity(6)(8)             7.65         8.12         8.83         8.89         9.00
Debt to Tangible Equity(7)(8)            11.34         9.51         9.52         9.71         9.94



-------------------------------------------------------------------------------

    STOCKHOLDERS' EQUITY                                    DEBT TO EQUITY
    --------------------                                    --------------
      ($ IN BILLIONS)

         [CHART]                                               [CHART]
five year financial trends - funding and capital

--------------------------------------------------------------------------------



   (dollar amounts in millions, except per share amounts)
   year ended or at December 31                                 1999                                    1998
                                               Amount         % Total       Avg. Rate   Amount         % Total       Avg. Rate
                                               ------         -------       ---------   ------         -------       ---------

DEBT
Short-Term:
Commercial Paper                             $ 25,991.9          37.9%         5.61%  $ 24,144.3          38.1%         5.20%
Bank Loans                                      1,261.5           1.8          4.72      1,565.5           2.5          5.49
                                             ----------         -----                 ----------         -----
   Total                                       27,253.4          39.7          5.57     25,709.8          40.6          5.21
                                             ----------         -----                 ----------         -----
Long-Term: (1)
Senior                                         40,978.8          59.7          5.81     37,171.4          58.7          6.11
Subordinated                                      425.2           0.6          7.25        425.3           0.7          7.25
                                             ----------         -----                 ----------         -----
   Total                                       41,404.0          60.3          5.82     37,596.7          59.4          6.12
                                             ----------         -----                 ----------         -----
Total Debt                                   $ 68,657.4         100.0%         5.72%  $ 63,306.5         100.0%         5.75%
                                             ==========         =====                 ==========         =====
CREDIT FACILITIES OUTSTANDING                $ 21,593.9                               $ 19,129.4

MATURITIES
Due in Less than 1 Year                      $ 36,012.3          52.4%                $ 33,364.4          52.7%
Due in 1-2 Years                                7,313.2          10.7                    4,649.4           7.3
Due in 2+ Years                                25,331.9          36.9                   25,292.7          40.0
                                             ----------         -----                 ----------         -----
   Total                                     $ 68,657.4         100.0%                $ 63,306.5         100.0%
                                             ==========         =====                 ==========         =====
TERM DEBT PLACEMENTS
U.S. Domestic Underwritten                   $  6,065.0          60.8%                $  5,125.0          38.7%
International Underwritten                        565.0           5.7                    1,328.0          10.0
Global Underwritten                             1,500.0          15.0                    4,800.0          36.2
Medium-Term Notes and Other                     1,840.0          18.5                    2,006.0          15.1
                                             ----------         -----                 ----------         -----
   Total                                     $  9,970.0         100.0%                $ 13,259.0         100.0%
                                             ==========         =====                 ==========         =====
CAPITAL
Equity
   Per Share (2)                             $    13.46                               $    11.72
   Amount                                    $  9,800.5          12.5%                $  8,526.5          11.9%
Debt                                           68,657.4          87.5                   63,306.5          88.1
                                             ----------         -----                 ----------         -----
   Total                                     $ 78,457.9         100.0%                $ 71,833.0         100.0%
                                             ==========         =====                 ==========         =====
KEY RATIOS
Debt to Equity (5)                                 7.00x                                    7.40x
Debt to Adjusted Equity (3)(5)                     7.65                                     8.12
Debt to Tangible Equity (4)(5)                    11.34                                     9.51

Servicing Portfolio, End of Period           $ 12,131.2                               $  5,702.9
% of Managed Assets                                12.8%                                     7.1%

(1) Including current maturities of long-term debt.

(2) See footnote 1 on page 19 of the Form 10-K for additional information.

(3) Excludes push-down goodwill from Ford Motor Company.

--------------------------------------------------------------------------------


                     1997                                1996                                  1995
          Amount   % Total    Avg. Rate      Amount    % Total    Avg. Rate       Amount      % Total    Avg. Rate
          ------   -------    ---------      ------    -------    ---------       ------      -------    ---------



      $   19,483.5    39.6%      5.85%    $   15,907.9    38.7%        5.74%    $   12,902.9    36.7%        5.73%
           1,487.1     3.0       7.56          1,167.3     2.8         7.80            844.4     2.4         6.48
      ------------   -----                ------------   -----                  ------------   -----
          20,970.6    42.6       5.97         17,075.2    41.5         5.88         13,747.3    39.1         5.78
      ------------   -----                ------------   -----                  ------------   -----

          27,802.6    56.5       6.57         23,604.0    57.4         6.83         21,230.8    60.5         6.91
             425.4     0.9       7.25            425.5     1.1         7.25            141.8     0.4         8.09
      ------------   -----                ------------   -----                  ------------   -----
          28,228.0    57.4       6.58         24,029.5    58.5         6.84         21,372.6    60.9         6.92
      ------------   -----                ------------   -----                  ------------   -----
      $   49,198.6   100.0%      6.32%    $   41,104.7   100.0%        6.44%    $   35,119.9   100.0%        6.47%
      ============   =====                ============   =====                  ============   =====
      $   15,055.4                        $   12,590.1                          $   10,560.4


      $   25,655.8    52.2%               $   20,806.2    50.6%                 $   16,914.0    48.1%
           5,875.3    11.9                     4,213.3    10.3                       3,676.8    10.5
          17,667.5    35.9                    16,085.2    39.1                      14,529.1    41.4
      ------------   -----                ------------   -----                  ------------   -----
      $   49,198.6   100.0%               $   41,104.7   100.0%                 $   35,119.9   100.0%
      ============   =====                ============   =====                  ============   =====

      $    4,900.0    60.1%               $    3,350.0    55.9%                 $    3,700.0    60.2%
           2,101.0    25.8                       900.0    15.0

           1,150.0    14.1                     1,743.0    29.1                       2,443.0    39.8
      ------------   -----                ------------   -----                  ------------   -----
      $    8,151.0   100.0%               $    5,993.0   100.0%                 $    6,143.0   100.0%
      ============   =====                ============   =====                  ============   =====


      $       9.05                        $       7.84                          $       6.92
      $    6,268.6    11.3%               $    5,437.5    11.7%                 $    4,801.1    12.0%
          49,198.6    88.7                    41,104.7    88.3                      35,119.9    88.0
      ------------   -----                ------------   -----                  ------------   -----
      $   55,467.2   100.0%               $   46,542.2   100.0%                 $   39,921.0   100.0%
      ============   =====                ============   =====                  ============   =====

              7.84x                               7.55x                                 7.29x
              8.83                                8.89                                  9.00
              9.52                                9.71                                  9.94

      $    2,922.1                        $    2,109.9                          $          -
               4.9%                                4.2%                                    -%




(4) Total debt to tangible equity as adjusted on a pro forma basis to reflect the treatment as equity of a $500 million debt security issued in July 1999, would have been 10.40:1 at December 31, 1999.

(5) Calculated net of short-term investments.

five year financial trends - managed receivables

--------------------------------------------------------------------------------


   (dollar amounts in millions)
   year ended or at December 31                               1999                                     1998
                                                  Amount     % Total       % Growth       Amount      % Total      % Growth
                                                  ------     -------       --------       ------      -------      --------

MANAGED RECEIVABLES PORTFOLIO MIX (1)
Secured                                        $   51,173.9    64.8%          20.8%     $   42,377.9    66.1%          17.2%
Unsecured                                          27,746.0    35.2           27.5          21,756.0    33.9           27.6

END OF PERIOD OUTSTANDINGS
Home Equity                                    $   27,480.3    34.8%          21.5%     $   22,622.3    35.3%          20.4%
Personal Loans/Retail Sales Finance                16,012.4    20.3           39.7          11,459.2    17.9           31.2
Truck and Truck Trailer                            13,130.3    16.6           21.8          10,783.6    16.8           11.3
Credit Card                                        11,733.6    14.9           14.0          10,296.8    16.1           23.7
Equipment                                           6,977.3     8.8           14.1           6,114.0     9.5           15.3
Fleet Leasing                                       2,070.1     2.6           30.2           1,589.7     2.5            2.5
Warehouse and Other                                 1,515.9     2.0           19.5           1,268.3     1.9           54.2
                                               ------------   -----                     ------------   -----
   Total ongoing operations                    $   78,919.9   100.0%          23.1%     $   64,133.9   100.0%          20.5%
                                                              =====                                    =====
Manufactured Housing                                5,494.8                    5.8           5,193.5                   47.3
Recreational Vehicles                                     -                      -           2,036.9                   22.3
                                               ------------                             ------------
   Total as reported                           $   84,414.7                   18.3%     $   71,364.3                   22.2%
                                               ============                             ============

AVERAGE OUTSTANDINGS
Home Equity                                    $   25,579.0    34.7%                    $   20,921.4    35.9%
Personal Loans/Retail Sales Finance                15,385.5    20.9                         10,214.3    17.6
Truck and Truck Trailer                            12,105.9    16.4                         10,246.4    17.6
Credit Card                                        10,834.7    14.7                          8,551.7    14.7
Equipment                                           6,526.0     8.9                          5,717.2     9.8
Fleet Leasing                                       1,812.6     2.5                          1,584.3     2.7
Warehouse and Other                                 1,378.1     1.9                            997.1     1.7
                                               ------------   -----                     ------------   -----
   Total ongoing operations                    $   73,621.8   100.0%                    $   58,232.4   100.0%
                                                              =====                                    =====
Manufactured Housing                                5,466.8                                  4,393.3
Recreational Vehicles                                     -                                  1,880.1
                                               ------------                             ------------
   Total as reported                           $   79,088.6                             $   64,505.8
                                               ============                             ============



(1)  Excludes manufactured housing and recreational vehicles.

--------------------------------------------------------------------------------


                      1997                                    1996                                     1995
         Amount     % Total      % Growth         Amount    % Total       % Growth         Amount     % Total       % Growth
         ------     -------      --------         ------    -------       --------         ------     -------       --------


      $   36,158.9    68.0%          15.5%     $   31,310.8    69.9%          18.4%     $   26,443.5    70.3%          17.5%
          17,055.3    32.0           26.8          13,448.9    30.1           20.0          11,209.7    29.7           18.0


      $   18,796.0    35.3%          12.6%     $   16,691.4    37.3%          16.6%     $   14,316.3    38.0%          15.0%
           8,731.6    16.4           17.6           7,425.1    16.6           19.3           6,225.1    16.5           14.8
           9,688.9    18.2           12.7           8,598.3    19.2           11.3           7,724.0    20.5           14.6
           8,323.7    15.6           38.2           6,023.8    13.5           20.8           4,984.6    13.2           22.3
           5,300.5    10.0           15.9           4,571.8    10.2           20.9           3,781.7    10.1           28.3
           1,551.1     2.9           42.2           1,090.8     2.4            N/M             330.8     0.9            9.1
             822.4     1.6          129.4             358.5     0.8           23.3             290.7     0.8            N/M
      ------------   -----                     ------------   -----                     ------------   -----
      $   53,214.2   100.0%          18.9%     $   44,759.7   100.0%          18.9%     $   37,653.2   100.0%          17.6%
                     =====                                    =====                                    =====
           3,526.9                   38.4           2,547.5                   24.3           2,049.3                   21.9
           1,665.4                   26.6           1,315.6                      -                 -                      -
      ------------                             ------------                             ------------
      $   58,406.5                   20.1%     $   48,622.8                   22.5%     $   39,702.5                   17.9%
      ============                             ============                             ============

      $   17,604.3    35.7%                    $   15,503.5    37.5%                    $   13,383.1    38.4%
           8,136.5    16.5                          6,836.9    16.6                          5,822.7    16.7
           9,005.4    18.2                          8,172.6    19.8                          7,231.9    20.8
           8,058.1    16.3                          5,717.8    13.8                          4,530.5    13.0
           4,866.7     9.9                          4,269.2    10.3                          3,364.4     9.7
           1,173.3     2.4                            672.7     1.6                            317.0     0.9
             503.8     1.0                            176.1     0.4                            179.3     0.5
      ------------   -----                     ------------   -----                     ------------   -----
      $   49,348.1   100.0%                    $   41,348.8   100.0%                    $   34,828.9   100.0%
                     =====                                    =====                                    =====
           3,030.3                                  2,315.7                                  1,865.2
           1,521.3                                    755.3                                        -
      ------------                             ------------                             ------------
      $   53,899.7                             $   44,419.8                             $   36,694.1
      ============                             ============                             ============

five year financial trends - credit quality - managed basis

--------------------------------------------------------------------------------


   (dollar amounts in millions)
   year ended or at December 31                          1999                     1998
                                                 Amount           %         Amount         %
                                                 ------          ----       ------       ----
60+DAYS CONTRACTUAL DELINQUENCY
(% of Managed Gross Receivables) (1)
Home Equity                                    $      928.5     3.29%    $      639.3    2.74%
Personal Loans/Retail Sales Finance                   666.2     3.84            469.3    3.74
Truck and Truck Trailer                               214.7     1.48            146.3    1.22
Credit Card                                           488.2     4.17            485.1    4.73
Equipment                                              70.3     0.89             57.7    0.84
Fleet Leasing                                           8.9     0.39             19.6    1.09
   Total ongoing operations                    $    2,381.6     2.85%    $    1,819.3    2.67%
Manufactured Housing                                   97.1     1.66            131.3    2.31
Recreational Vehicles                                     -        -              1.3    0.07
   Total as reported                           $    2,478.7     2.77%    $    1,951.9    2.57%

NET LOSSES
(% of Average Managed Receivables)
Home Equity                                    $      336.8     1.32%    $      230.8    1.10%
Personal Loans/Retail Sales Finance                   856.7     5.57            579.2    5.67
Truck and Truck Trailer                                80.9     0.67             49.7    0.48
Credit Card                                           766.3     7.07            630.8    7.38
Equipment                                              32.1     0.49             11.5    0.20
Fleet Leasing                                           0.7     0.04              1.0    0.07
   Total ongoing operations                    $    2,075.2     2.82%    $    1,508.3    2.59%
Manufactured Housing                                  140.9     2.58             53.3    1.21
Recreational Vehicles                                     -        -              4.4    0.24
   Total as reported                           $    2,216.1     2.80%    $    1,566.0    2.43%




(1)  Includes unearned finance income.

--------------------------------------------------------------------------------


             1997                      1996                      1995
            Amount      %             Amount      %             Amount       %
            ------     ----           ------     ----           ------      ----



      $      434.7     2.22%    $      369.3     2.12%    $      284.6     1.90%
             342.6     3.44            287.1     3.32            190.1     2.58
             131.9     1.22            139.5     1.45             61.8     0.72
             324.2     3.92            254.2     4.22            170.2     3.41
              54.7     0.91             34.6     0.67             24.5     0.57
              10.2     0.61              2.3     0.20              0.7     0.18
      $    1,299.3     2.27%    $    1,087.3     2.24%    $      732.1     1.90%
              54.5     1.29             34.3     0.99             23.3     0.73
               1.3     0.08              0.5     0.04                -        -
      $    1,355.1     2.15%    $    1,122.1     2.11%    $      755.4     1.71%



      $      182.7     1.04%    $      133.9     0.86%    $      138.6     1.04%
             428.1     5.26            317.2     4.64            235.6     4.05
              28.5     0.32             26.5     0.32             14.6     0.20
             572.1     7.10            370.6     6.48            213.0     4.70
              14.2     0.29             17.0     0.40              6.9     0.20
               1.9     0.16              0.5     0.08              0.2     0.05
      $    1,219.1     2.47%    $      865.9     2.09%    $      608.7     1.75%
              26.3     0.87             20.9     0.90             15.5     0.83
               4.6     0.30              1.8     0.23                -        -
      $    1,250.0     2.32%    $      888.6     2.00%    $      624.2     1.70%

five year product line trends - home equity receivables

--------------------------------------------------------------------------------


   (dollar amounts in millions, except average balances)
   year ended or at December 31              1999             1998              1997             1996              1995
   ----------------------------              ----             ----              ----             ----              ----
MANAGED RECEIVABLES
U.S. Full-Service Branch                 $     6,303.5    $      6,498.5    $     8,439.4     $     7,257.7    $      6,040.8
U.S. Centralized                              17,797.6          13,971.6          8,988.4           8,178.3           7,149.6
International                                  3,379.2           2,152.2          1,368.2           1,255.4           1,125.9
                                         -------------    --------------    -------------     -------------    --------------
   Total                                 $    27,480.3    $     22,622.3    $    18,796.0     $    16,691.4    $     14,316.3
                                         =============    ==============    =============     =============    ==============
% OF MANAGED RECEIVABLES
U.S. Full-Service Branch                            23%               29%              45%               43%               42%
U.S. Centralized                                    65                62               48                49                50
International                                       12                 9                7                 8                 8
                                         -------------    --------------    -------------     -------------    --------------
   Total                                           100%              100%             100%              100%              100%
                                         =============    ==============    =============     =============    ==============
GROWTH IN MANAGED RECEIVABLES
Amount                                   $     4,858.0    $      3,826.3    $     2,104.6     $     2,375.1    $      1,866.4
Rate                                              21.5%             20.4%            12.6%             16.6%             15.0%

CREDIT QUALITY
60+Days Contractual Delinquency          $       928.5    $        639.3    $       434.7     $       369.3    $        284.6
% of Managed Gross Receivables                    3.29%             2.74%            2.22%             2.12%             1.90%
Net Losses                               $       336.8    $        230.8    $       182.7     $       133.9    $        138.6
% of AMR                                          1.32%             1.10%            1.04%             0.86%             1.04%

OTHER INFORMATION
Number of Accounts                             600,911           492,325          420,384           389,451           347,864
Average Account Balance                  $      45,731    $       45,950    $      44,712     $      42,859    $       41,155

% Fixed Rate                                        93%               87%              85%               74%               64%
% First Mortgages                                   76                73               79                77                75

                                       22
HOME EQUITY RECEIVABLES
                                                  MANAGED RECEIVABLES
          MANAGED RECEIVABLES                     BY DELIVERY CHANNEL
          -------------------                     -------------------
           ($ IN BILLIONS)                                1999


               [CHART]                                   [CHART]


--------------------------------------------------------------------------------


      GROWTH IN MANAGED RECEIVABLES              NUMBER OF ACCOUNTS
      -----------------------------              ------------------
                                                    (THOUSANDS)


               [CHART]                                [CHART]
five year product line trends - personal loans/retail sales finance receivables

--------------------------------------------------------------------------------



   (dollar amounts in millions, except average balances)
   year ended or at December 31              1999             1998              1997             1996              1995
   ----------------------------              ----             ----              ----             ----              ----
MANAGED RECEIVABLES
U.S. Full-Service Branch                 $     5,827.4    $      5,055.5    $     5,497.3     $     4,901.0    $      4,278.3
U.S. Centralized                               1,638.3           1,299.1          1,219.5             885.5             474.4
International                                  8,546.7           5,104.6          2,014.8           1,638.6           1,472.4
                                         -------------    --------------    -------------     -------------    --------------
   Total                                 $    16,012.4    $     11,459.2    $     8,731.6     $     7,425.1    $      6,225.1
                                         =============    ==============    =============     =============    ==============

% OF MANAGED RECEIVABLES
U.S. Full-Service Branch                            37%               44%              63%               66%               69%
U.S. Centralized                                    10                11               14                12                 8
International                                       53                45               23                22                23
                                         -------------    --------------    -------------     -------------    --------------
   Total                                           100%              100%             100%              100%              100%
                                         =============    ==============    =============     =============    ==============
GROWTH IN MANAGED RECEIVABLES
Amount                                   $     4,553.2    $      2,727.6    $     1,306.5     $     1,200.0    $        804.8
Rate                                              39.7%             31.2%            17.6%             19.3%             14.8%

CREDIT QUALITY
60+Days Contractual Delinquency          $       666.2    $        469.3    $       342.6     $       287.1    $        190.1
% of Gross Receivables                            3.84%             3.74%            3.44%             3.32%             2.58%
Net Losses                               $       856.7    $        579.2    $       428.1     $       317.2    $        235.6
% of AMR                                          5.57%             5.67%            5.26%             4.64%            4.05%

OTHER INFORMATION
PERSONAL LOANS
Number of Accounts                           3,364,811         3,020,151        2,169,414         1,942,567         1,681,780
Average Account Balance                  $       3,332    $        2,763    $       2,621     $       2,579    $        2,507

RETAIL SALES FINANCE
Number of Accounts                           2,431,395         1,708,743        1,395,198         1,294,336         1,082,270
Average Account Balance                  $       1,947    $        1,823    $       2,182     $       1,866    $        1,856

PERSONAL LOANS/RETAIL SALES FINANCE RECEIVABLES

                                               MANAGED RECEIVABLES
                 MANAGED RECEIVABLES           BY DELIVERY CHANNEL
                 -------------------           -------------------
                   ($ IN BILLION)                      1999



                      [CHART]                         [CHART]



-------------------------------------------------------------------------------



         GROWTH IN MANAGED RECEIVABLES           NUMBER OF ACCOUNTS
         -----------------------------           ------------------
                                                   (IN MILLIONS)


                      [CHART]                         [CHART]
five year product line trends - credit card receivables

--------------------------------------------------------------------------------


   (dollar amounts in millions, except average balances)
   year ended or at December 31              1999             1998              1997             1996              1995
   ----------------------------              ----             ----              ----             ----              ----
MANAGED RECEIVABLES
U.S. Bankcard                            $     6,145.4    $      6,086.0    $     6,356.0     $     5,169.5    $      4,280.9
U.S. Private Label                             4,782.9           3,536.0          1,483.2             635.4             577.1
International                                    805.3             674.8            484.5             218.9             126.6
                                         -------------    --------------    -------------     -------------    --------------
   Total                                 $    11,733.6    $     10,296.8    $     8,323.7     $     6,023.8    $      4,984.6
                                         =============    ==============    =============     =============    ==============
% OF MANAGED RECEIVABLES
U.S. Bankcard                                       52%               59%              76%               86%               86%
U.S. Private Label                                  41                34               18                10                11
International                                        7                 7                6                 4                 3
                                         -------------    --------------    -------------     -------------    --------------
   Total                                           100%              100%             100%              100%              100%
                                         =============    ==============    =============     =============    ==============
GROWTH IN MANAGED RECEIVABLES
Amount                                   $     1,436.8    $      1,973.1    $     2,299.9     $     1,039.2    $        908.1
Rate                                              14.0%             23.7%            38.2%             20.8%             22.3%

CREDIT QUALITY
60+Days Contractual Delinquency          $       488.2    $        485.1    $       324.2     $       254.2    $        170.2
% of Managed Gross Receivables                    4.17%             4.73%            3.92%             4.22%             3.41%
Net Losses                               $       766.3    $        630.8    $       572.1     $       370.6    $        213.0
% of AMR                                          7.07%             7.38%            7.10%             6.48%             4.70%

OTHER INFORMATION
U.S. Bankcard
Number of Accounts                           4,019,880         3,478,864        3,555,095         3,191,347         2,943,493
Average Account Balance                  $       1,529    $        1,749    $       1,788     $       1,620    $        1,454
% Revolving                                         89%               96%              96%               96%               95%

U.S. PRIVATE LABEL
Number of Accounts                          14,185,006        10,467,313        7,037,686         3,159,820         3,220,182
Average Account Balance                  $         337    $          338    $         211     $         201    $          179
% Revolving                                         75%               75%              80%               80%               78%

INTERNATIONAL
Number of Accounts                             315,781           279,835          216,909           118,887            82,414
Average Account Balance                  $       2,550    $        2,411    $       2,234     $       1,841    $        1,536
% Revolving                                         93%               94%              95%               96%               98%

CREDIT CARD RECEIVABLES

              MANAGED RECEIVABLES                MANAGED RECEIVABLES BY TYPE
              -------------------                ---------------------------
               ($ IN BILLION)                               1999


                   [CHART]                                 [CHART]

-------------------------------------------------------------------------------



        GROWTH IN MANAGED RECEIVABLES           1999 CREDIT PROFILES
        -----------------------------           --------------------
                                                    (REVOLVING)

                   [CHART]                            [CHART]
five year product line trends - truck and truck trailer receivables

--------------------------------------------------------------------------------


   (dollar amounts in millions, except average balances)
   year ended or at December 31               1999              1998              1997               1996               1995
   ----------------------------               ----              ----              ----               ----               ----

MANAGED RECEIVABLES
Installment                             $     9,000.9      $     7,730.6      $     6,983.5      $     6,249.3      $     5,371.5
Lease                                         2,427.5            2,029.6            1,773.5            1,498.3            1,304.8
Wholesale                                     1,701.9            1,023.4              931.9              850.7            1,047.7
                                        -------------      -------------      -------------      -------------      -------------
   Total                                $    13,130.3      $    10,783.6      $     9,688.9      $     8,598.3      $     7,724.0
                                        =============      =============      =============      =============      =============

% OF MANAGED RECEIVABLES
Installment                                        69%                72%                72%                73%                69%
Lease                                              18                 19                 18                 17                 17
Wholesale                                          13                  9                 10                 10                 14
                                        -------------      -------------      -------------      -------------      -------------
   Total                                          100%               100%               100%               100%               100%
                                        =============      =============      =============      =============      =============
GROWTH IN MANAGED RECEIVABLES
Amount                                  $     2,346.7      $     1,094.7      $     1,090.6      $       874.3      $       984.3
Rate                                             21.8%              11.3%              12.7%              11.3%              14.6%

CREDIT QUALITY
60+Days Contractual Delinquency         $       214.7      $       146.3      $       131.9      $       139.5      $        61.8
% of Gross Receivables                           1.48%              1.22%              1.22%              1.45%              0.72%
Net Losses                              $        80.9      $        49.7      $        28.5      $        26.5      $        14.6
% of AMR                                         0.67%              0.48%              0.32%              0.32%              0.20%

OTHER INFORMATION
Installment and Leasing Receivables
Number of Accounts                            299,871            240,737            223,236            197,070            177,789
Average Account Balance                 $      38,111      $      40,543      $      39,228      $      39,314      $      37,552

Wholesale Receivables
Number of Dealers                                 846                839                754                787                734
Average Balance per Dealer              $   2,011,702      $   1,219,785      $   1,235,942      $   1,080,940      $   1,427,384

TRUCK and TRUCK TRAILER RECEIVABLES


               MANAGED RECEIVABLES                 MANAGED RECEIVABLES BY TYPE
               -------------------                 ---------------------------
                 ($ IN BILLION)                               1999



                   [CHART]                                   [CHART]




-------------------------------------------------------------------------------





         GROWTH IN MANAGED RECEIVABLES                  NUMBER OF DEALERS
         -----------------------------                  -----------------




                   [CHART]                                   [CHART]
five year product line trends - equipment receivables

--------------------------------------------------------------------------------

  (dollar amounts in millions, except average balances)

  year ended or at December 31                1999       1998         1997        1996        1995
  ----------------------------             ---------   ---------   ---------   ---------    ---------
MANAGED RECEIVABLES
Installment                                $ 4,015.0   $ 3,079.5   $ 2,788.4   $ 2,524.0    $ 2,057.1
Lease                                        1,957.1     2,070.2     1,752.8     1,376.3      1,054.8
Wholesale                                    1,005.2       964.3       759.3       671.5        669.8
                                           ---------   ---------   ---------   ---------    ---------
   Total                                   $ 6,977.3   $ 6,114.0   $ 5,300.5   $ 4,571.8    $ 3,781.7
                                           =========   =========   =========   =========    =========

% OF MANAGED RECEIVABLES
Installment                                       58%         50%         53%         55%          54%
Lease                                             28          34          33          30           28
Wholesale                                         14          16          14          15           18
                                           ---------   ---------   ---------   ---------    ---------
   Total                                         100%        100%        100%        100%         100%
                                           =========   =========   =========   =========    =========

GROWTH IN MANAGED RECEIVABLES
Amount                                     $   863.3   $   813.5   $   728.7   $   790.1    $   834.5
Rate                                            14.1%       15.3%       15.9%       20.9%        28.3%

CREDIT QUALITY
60+Days Contractual Delinquency            $    70.3   $    57.7   $    54.7   $    34.6    $    24.5
% of Gross Receivables                          0.89%       0.84%       0.91%       0.67%        0.57%
Net Losses                                 $    32.1   $    11.5   $    14.2   $    17.0    $     6.9
% of AMR                                        0.49%       0.20%       0.29%       0.40%        0.20%

OTHER INFORMATION
Installment and Leasing Receivables
Number of Accounts                           192,026     195,025     176,919     164,476      129,276
Average Account Balance                    $  31,100   $  26,405   $  25,668   $  23,713    $  24,072

Wholesale Receivables
Number of Dealers                              1,101       1,195       1,184       1,126          993
Average Balance per Dealer                 $ 912,988   $ 806,946   $ 641,301   $ 596,359    $ 674,522

EQUIPMENT RECEIVABLES


          MANAGED RECEIVABLES              MANAGED RECEIVABLES BY TYPE
          -------------------              ---------------------------
            ($ IN BILLIONS)                          1999

               [CHART]                               [CHART]


--------------------------------------------------------------------------------




    GROWTH IN MANAGED RECEIVABLES               NUMBER OF DEALERS
    -----------------------------               -----------------

               [CHART]                               [CHART]
five year product line trends - insurance statistical data (1)

--------------------------------------------------------------------------------

   (dollar amounts in millions)
   year ended or at December 31                             1999(2)                            1998
                                                 Amount     % Total     % Growth    Amount    % Total    % Growth
                                               ----------   -------     --------   --------   -------    --------
NET WRITTEN PREMIUM
Credit Life, Accident and Other Related        $    384.9       32.8%      32.7%   $  290.1      49.0%     (5.5)%
Physical Damage                                     351.2       30.0       77.6       197.8      33.4      (5.9)
Other Casualty                                      436.6       37.2        N/M       103.7      17.6      13.6
                                               ----------    -------               --------   -------
   Total                                       $  1,172.7      100.0%      98.2%   $  591.6     100.0%     (2.8)%
                                               ==========    =======               ========   =======

PREMIUM REVENUE (3)
Credit Life, Accident and Other Related        $    306.6       29.0%      45.6%   $  210.6      44.7%      4.6%
Physical Damage                                     344.8       32.7      101.4       171.2      36.3      12.0
Other Casualty                                      404.3       38.3        N/M        89.7      19.0      35.1
                                               ----------   --------               --------   -------
   Total                                       $  1,055.7      100.0%     123.9%   $  471.5     100.0%     12.1%
                                               ==========   ========               ========   =======

INVESTMENT INCOME                              $    198.9                 101.9%   $   98.5                19.2%

BENEFITS PAID OR PROVIDED                      $    447.0                 182.7%   $  158.1                 8.5%
as a % of Premium Revenue (Loss Ratio)               42.3%                             33.5%


(1) This table does not reflect any direct or indirect expenses that may be associated with the Company's insurance operations. The Company markets its insurance products through its consumer and commercial distribution systems and, accordingly, does not allocate overhead and related expenses to its insurance operations. This table does not include the non-affiliate insurance operations of Balboa, which were sold in 1999.

--------------------------------------------------------------------------------



            NET WRITTEN PREMIUM            NET WRITTEN PREMIUM BY PRODUCT
            -------------------            ------------------------------
              ($ IN MILLIONS)                          (1999)


                 [CHART]                              [CHART]

--------------------------------------------------------------------------------

                   1997                              1996                                 1995
        Amount    % Total   % Growth     Amount    % Total     % Growth       Amount     % Total      % Growth
       --------   -------   --------    --------   -------     --------      --------    -------      --------
       $  307.1      50.5%       8.8%   $  282.2      51.8%        17.3%     $  240.6       49.0%         (0.7)%
          210.3      34.5       12.9       186.2      34.2          3.3         180.3       36.8           6.9
           91.3      15.0       20.3        75.9      14.0          9.1          69.6       14.2          27.7
       --------   -------               --------   -------                   --------    -------
       $  608.7     100.0%      11.8%   $  544.3     100.0%        11.0%     $  490.5      100.0%          5.3%
       ========   =======               ========   =======                   ========    =======

       $  201.4      47.9%       9.6%   $  183.8      45.7%        11.5%     $  164.8       44.4%         11.3%
          152.9      36.3       (1.4)      155.1      38.6          4.4         148.5       40.1           8.6
           66.4      15.8        5.1        63.2      15.7         10.3          57.3       15.5          29.6
       --------   -------               --------   -------                   --------    -------
       $  420.7     100.0%       4.6%   $  402.1     100.0%         8.5%     $  370.6      100.0%         12.6%
       ========   =======               ========   =======                   ========    =======

       $   82.6                 15.2%   $   71.7                    4.7%     $   68.5                     44.8%

       $  145.7                 (1.7)%  $  148.2                    4.0%     $  142.5                    (30.7)%
           34.6%                            36.9%                                38.5%


(2) The increase in the 1999 net written premium and premium revenue relates primarily to the acquisition of Northland and the affiliate insurance of AVCO.

(3) Includes compensation for insurance policies underwritten by other companies.


--------------------------------------------------------------------------------


          PREMIUM REVENUE                       PREMIUM REVENUE BY PRODUCT
          ---------------                       --------------------------
          ($ IN MILLIONS)                                (1999)


              [CHART]                                    [CHART]
eight quarter financial trends - selected earnings information (unaudited) - managed basis

--------------------------------------------------------------------------------

   (includes amount, % growth and % AMR)

                                                                         1999
                                                     4th Quarter                       3rd Quarter
                                           Amount    % Growth    % AMR       Amount     % Growth     % AMR
                                         ---------   --------    -----      --------    --------     -----
REVENUES
Finance Charges                          $ 3,035.2      21%      14.65%      $2,897.3       24%      14.51%
Insurance Premiums                           270.2      86        1.30          268.7      144        1.35
Investment and Other Income                  202.6      49        0.98          144.2       73        0.72
                                         ---------               -----       --------               ------
                                           3,508.0      26       16.93        3,310.2       31       16.58

EXPENSES
Interest Expense                           1,116.1      21        5.39        1,074.8       22        5.38
Operating Expense                            994.4      24        4.80          948.9       35        4.75
Provision for Losses                         634.3      32        3.06          556.6       40        2.79
Insurance Benefits Paid or Provided          116.8     131        0.56          111.3      225        0.56
                                         ---------              ------       --------               ------
                                           2,861.6      27       13.81        2,691.6       33       13.48
                                         ---------              ------       --------               ------

EARNINGS BEFORE PROVISION FOR TAXES          646.4      23        3.12          618.6       23        3.10
PROVISION FOR INCOME TAXES                   237.7      23        1.15          231.8       24        1.16
                                         ---------              ------       --------               ------
NET EARNINGS                             $   408.7      23%       1.97%      $  386.8       22%       1.94%
                                         =========              ======       ========               ======

EPS (DILUTED)(1)                         $    0.56      20%                  $   0.53       16%
AVERAGE DILUTED
  SHARES OUTSTANDING (000)(1)              729,711                            731,586

KEY RATIOS
Net Interest Margin (% AMR)                   9.26%                              9.13%
Efficiency Ratio                             43.71                              44.67
Return on Average Assets                      1.93                               1.83
Return on Average Managed Assets              1.76                               1.71
Return on Average Equity                     16.97                              16.67
Return on Average Adjusted Equity(2)         18.83                              18.44
Average Managed Receivables (AMR)        $  82,863                           $ 79,868
Average Managed Assets                      93,056                             90,394
Average Equity                               9,633                              9,280
Average Adjusted Equity(2)                   8,810                              8,513




                                                                       1999
                                                    2nd Quarter                         1st Quarter
                                           Amount      % Growth   % AMR       Amount      % Growth   % AMR
                                         ----------    --------   ------    ----------    --------   ------
REVENUES
Finance Charges                          $  2,802.8       24%      14.49%    $ 2,747.7       29%      14.44%
Insurance Premiums                            260.5      150        1.34         256.3      128        1.35
Investment and Other Income                   184.0      161        0.95         181.5      243        0.95
                                         ----------               ------     ---------               ------
                                            3,247.3       34       16.78       3,185.5       39       16.74

EXPENSES
Interest Expense                            1,036.1       21        5.35       1,031.6       28        5.42
Operating Expense                             971.5       45        5.02         979.6       58        5.15
Provision for Losses                          551.5       35        2.85         531.7       43        2.79
Insurance Benefits Paid or Provided           115.2      278        0.60         103.7      142        0.55
                                         ----------               ------     ---------               ------
                                            2,674.3       36       13.82       2,646.6       44       13.91
                                         ----------               ------     ---------               ------
EARNINGS BEFORE PROVISION FOR TAXES           573.0       23        2.96         538.9       21        2.83
PROVISION FOR INCOME TAXES                    214.9       25        1.11         202.1       23        1.06
                                         ----------               ------     ---------               ------
NET EARNINGS                             $    358.1       22%       1.85%    $   336.8       20%       1.77%
                                         ==========               ======     =========               ======

EPS (DILUTED)(1)                         $     0.49       16%                $    0.46       14%
AVERAGE DILUTED
  SHARES OUTSTANDING (000)(1)               732,738                            732,137

KEY RATIOS
Net Interest Margin (% AMR)                    9.14%                              9.02%
Efficiency Ratio                              46.35                              47.78
Return on Average Assets                       1.72                               1.65
Return on Average Managed Assets               1.62                               1.56
Return on Average Equity                      15.91                              15.47
Return on Average Adjusted Equity(2)          17.56                              17.20
Average Managed Receivables (AMR)        $   77,355                            $76,113
Average Managed Assets                       88,302                             86,475
Average Equity                                9,003                              8,705
Average Adjusted Equity(2)                    8,277                              7,955



(1)  See footnote 1 on page 19 of the Form 10-K for additional information.

(2)  Excludes push-down goodwill from Ford Motor Company.

Note: % growth represents the percentage change from the same quarter in the prior year.

--------------------------------------------------------------------------------

                                                                          1998
                                                       4th Quarter                         3rd Quarter
                                             Amount     % Growth    % AMR       Amount      % Growth   % AMR
                                           ----------   --------    ------    ----------    --------   ------
REVENUES
Finance Charges                            $  2,503.5       21%      14.37%   $  2,330.8       16%      14.32%
Insurance Premiums                              145.0       31        0.83         110.0        4        0.67
Investment and Other Income                     136.1      119        0.79          83.6       45        0.51
                                           ----------               ------    ----------               ------
                                              2,784.6       24       15.99       2,524.4       16       15.50

EXPENSES
Interest Expense                                925.6       17        5.31         882.6       16        5.42
Operating Expense                               801.4       26        4.60         705.2       17        4.33
Provision for Losses                            481.9       42        2.77         397.9       19        2.44
Insurance Benefits Paid or Provided              50.6       32        0.29          34.2       (1)       0.21
                                           ----------               ------    ----------               ------
                                              2,259.5       25       12.97       2,019.9       16       12.40
                                           ----------               ------    ----------               ------
                                                525.1       19        3.02         504.5       16        3.10
EARNINGS BEFORE PROVISION FOR TAXES             193.1       19        1.11         186.9       15        1.15
PROVISION FOR INCOME TAXES                 ----------               ------    ----------               ------
                                           $    332.0       19%       1.91%   $    317.6       17%       1.95%
NET EARNINGS                               ==========               ======    ==========               ======

                                           $     0.47       18%               $     0.46       17%
EPS (DILUTED)(1)
AVERAGE DILUTED
  SHARES OUTSTANDING (000)(1)                 708,240                            696,453

KEY RATIOS
Net Interest Margin (% AMR)                      9.06%                              8.90%
Efficiency Ratio                                44.32                              43.87
Return on Average Assets                         1.83                               1.97
Return on Average Managed Assets                 1.71                               1.84
Return on Average Equity                        17.64                              18.68
Return on Average Adjusted Equity(2)            19.85                              20.94
Average Managed Receivables (AMR)          $   69,688                         $   65,109
Average Managed Assets                         77,613                             69,149
Average Equity                                  7,525                              6,803
Average Adjusted Equity(2)                      6,796                              6,154




                                                                         1998
                                                       2nd Quarter                         1st Quarter
                                             Amount      % Growth   % AMR       Amount      % Growth   % AMR
                                           ----------    --------   ------    ----------    --------   ------
REVENUES                                   $  2,257.7       16%      14.36%   $  2,123.0       17%      14.25%
Finance Charges                                 104.1       (1)       0.66         112.4       13        0.75
Insurance Premiums                               70.4       35        0.45          52.9       16        0.36
Investment and Other Income                ----------               ------    ----------               ------
                                              2,432.2       16       15.47       2,288.3       16       15.36


EXPENSES                                        855.4       19        5.44         806.6       20        5.42
Interest Expense                                671.4       17        4.27         620.0       17        4.16
Operating Expense                               410.0        9        2.61         372.9        7        2.50
Provision for Losses                             30.5      (17)       0.19          42.8       19        0.29
Insurance Benefits Paid or Provided        ----------               ------    ----------               ------
                                              1,967.3       15       12.51       1,842.3       16       12.37
                                           ----------               ------    ----------               ------
                                                464.9       20        2.96         446.0       18        2.99
EARNINGS BEFORE PROVISION FOR TAXES             172.0       19        1.10         165.0       18        1.10
PROVISION FOR INCOME TAXES                 ----------               ------    ----------               ------
                                           $    292.9       20%       1.86%   $    281.0       18%       1.89%
NET EARNINGS                               ==========               ======    ==========               ======

                                           $     0.42       19%               $     0.40       18%
EPS (DILUTED)(1)
AVERAGE DILUTED
  SHARES OUTSTANDING (000)(1)                 697,180                            697,529

KEY RATIOS
Net Interest Margin (% AMR)                      8.92%                              8.83%
Efficiency Ratio                                43.42                              43.09
Return on Average Assets                         1.94                               1.91
Return on Average Managed Assets                 1.77                               1.82
Return on Average Equity                        17.82                              17.61
Return on Average Adjusted Equity(2)            20.16                              20.17
Average Managed Receivables (AMR)          $   62,890                         $   59,614
Average Managed Assets                         66,245                             61,801
Average Equity                                  6,577                              6,382
Average Adjusted Equity(2)                      5,894                              5,670

(1)  See footnote 1 on page 19 of the Form 10-K for additional information.

(2)  Excludes push-down goodwill from Ford Motor Company.

Note: % growth represents the percentage change from the same quarter in the prior year.

eight quarter financial trends - selected balance sheet information (unaudited)


--------------------------------------------------------------------------------


   (dollar amounts in millions, except per share amounts)

                                                                          1999

                                                 4th Quarter    3rd Quarter    2nd Quarter   1st Quarter
                                                 ------------   ------------   -----------   -----------
ASSETS
Cash and Cash Equivalents                        $    1,026.3   $      768.0   $   3,485.4   $   1,255.0
Investments in Securities                             7,176.5        7,822.0       7,438.8       6,839.7
Net Finance Receivables                              68,817.1       67,917.1      68,127.0      68,199.8
Allowance for Losses                                 (2,174.4)      (2,170.9)     (2,139.4)     (2,267.3)
Insurance Policy Claims and Reserves                   (985.9)      (1,045.3)     (1,011.7)     (1,773.7)
Goodwill                                              3,747.8        3,903.4       3,741.6       4,057.4
Other Assets                                          5,349.4        7,764.5       6,252.4       5,625.0
                                                 ------------   ------------   -----------   -----------
   Total Assets                                  $   82,956.8   $   84,958.8   $  85,894.1   $  81,935.9
                                                 ============   ============   ===========   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Notes Payable
   Commercial Paper                              $   25,991.9   $   27,146.2   $  28,879.1   $  28,259.1
   Bank Loans                                         1,261.5          409.8         431.2         480.6
Accounts Payable and Accruals                         4,498.9        5,052.2       4,313.1       3,938.3
Long-Term Debt (1)
   Senior Notes                                      40,978.8       42,453.4      42,735.6      39,972.5
   Subordinated and Capital Notes                       425.2          425.3         425.3         425.3
Stockholders' Equity                                  9,800.5        9,471.9       9,109.8       8,860.1
                                                 ------------   ------------   -----------   -----------
   Total Liabilities and
     Stockholders' Equity                        $   82,956.8   $   84,958.8   $  85,894.1   $  81,935.9
                                                 ============   ============   ===========   ===========
MANAGED RECEIVABLES - as reported                $   84,414.7   $   81,706.5   $  78,530.0   $  76,612.5
MANAGED RECEIVABLES - ongoing(2)                     78,919.9       76,206.1      72,927.7      71,187.8
MANAGED ASSETS                                       95,088.0       92,342.4      91,331.3      86,805.4

ALLOWANCE FOR LOSSES
Beginning Balance                                $    2,170.9   $    2,139.4   $   2,267.3   $   1,978.7
Provision for Losses                                    409.9          369.3         364.4         362.8
Losses Sustained                                       (432.2)        (428.0)       (430.5)       (426.4)
Recoveries                                               42.1           69.2          80.2          77.3
Other                                                   (16.3)          21.0        (142.0)        274.9
                                                 ------------   ------------   -----------   -----------
Ending Balance                                   $    2,174.4   $    2,170.9   $   2,139.4   $   2,267.3
                                                 ============   ============   ===========   ===========
-% of Net Receivables                                    3.16%          3.20%         3.14%         3.32%
Loss Coverage Ratio(3)                                   1.50x          1.63x         1.63x         1.65x

KEY DATA
Book Value per Share(4)                          $      13.46   $      13.01   $     12.51   $     12.17
Dividends per Share of Common Stock(4)                  0.065          0.055         0.055         0.055
Net Dividends Declared                                   47.3           40.1          40.1          40.0
Payout Ratio                                               12%            10%           11%           12%
Adjusted Capital Formation Rate (annualized)               17             17            16            15
End of Period Shares Outstanding (millions)(4)          728.1          728.2         728.3         728.1

Fixed Charge Coverage Ratio                              1.65x          1.62x         1.59x         1.56x
Debt to Equity(7)                                        7.00           7.41          7.66          7.79
Debt to Adjusted Equity(5)(7)                            7.65           8.12          8.31          8.50
Debt to Tangible Equity(6)(7)                           11.34          12.61         13.00         14.37

(1)  Including current maturities of long-term debt.

(2)  Excludes manufactured housing and recreational vehicles.

(3)  See footnote 8 on page 20 of the Form 10-K for additional information.

(4)  See footnote 1 on page 19 of the Form 10-K for additional information.

(5)  Excludes push-down goodwill from Ford Motor Company.

(6) Total debt to tangible equity as adjusted on a pro forma basis to reflect the treatment as equity of a $500 million debt security issued in July 1999, would have been 11.49:1 at September 30, 1999 and 10.40:1 at December 31, 1999.

(7)  Calculated net of short-term investments.

--------------------------------------------------------------------------------

                                                                                  1998

                                                         4th Quarter    3rd Quarter    2nd Quarter   1st Quarter
                                                         ------------   ------------   -----------   -----------
ASSETS
Cash and Cash Equivalents                                $    4,665.6   $    1,094.3   $     364.8   $     681.7
Investments in Securities                                     6,678.7        5,213.4       5,263.2       1,406.9
Net Finance Receivables                                      60,939.0       57,550.4      55,695.8      57,631.3
Allowance for Losses                                         (1,978.7)      (1,865.0)     (1,848.7)     (2,014.9)
Insurance Policy Claims and Reserves                         (1,463.9)        (794.1)       (795.3)       (790.5)
Goodwill                                                      1,890.4        1,228.2       1,219.9       1,094.3
Other Assets                                                  4,444.3        3,678.1       3,510.4       2,559.2
                                                         ------------   ------------   -----------   -----------
   Total Assets                                          $   75,175.4   $   66,105.3   $  63,410.1   $  60,568.0
                                                         ============   ============   ===========   ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Notes Payable
   Commercial Paper                                      $   24,144.3   $   24,362.3   $  23,236.0   $  22,904.3
   Bank Loans                                                 1,565.5          224.7         674.8         636.6
Accounts Payable and Accruals                                 3,342.4        2,294.0       2,124.8       2,069.8
Long-Term Debt (1)
   Senior Notes                                              37,171.4       31,831.9      30,269.1      28,028.5
   Subordinated and Capital Notes                               425.3          425.3         425.4         425.4
Stockholders' Equity                                          8,526.5        6,967.1       6,680.0       6,503.4
                                                         ------------   ------------   -----------   -----------
   Total Liabilities and
     Stockholders' Equity                                $   75,175.4   $   66,105.3   $  63,410.1   $  60,568.0
                                                         ============   ============   ===========   ===========
MANAGED RECEIVABLES - as reported                        $   71,364.3   $   66,153.4   $  64,311.8   $  61,048.8
MANAGED RECEIVABLES - ongoing(2)                             64,133.9       59,342.8      58,006.1      55,286.4
MANAGED ASSETS                                               80,878.3       70,649.8      68,132.1      63,564.0

ALLOWANCE FOR LOSSES
Beginning Balance                                        $    1,865.0   $    1,848.7   $   2,014.9   $   1,949.9
Provision for Losses                                            322.2          253.5         342.8         365.0
Losses Sustained                                               (362.4)        (318.4)       (349.2)       (394.6)
Recoveries                                                       60.5           75.0          43.2          59.0
Other                                                            93.4            6.2        (203.0)         35.6
                                                         ------------   ------------   -----------   -----------
Ending Balance                                           $    1,978.7   $    1,865.0   $   1,848.7   $   2,014.9
                                                         ============   ============   ===========   ===========
-% of Net Receivables                                            3.25%          3.24%         3.32%         3.50%
Loss Coverage Ratio(3)                                           1.74x          1.70x         1.51x         1.56x

KEY DATA
Book Value per Share(4)                                  $      11.72   $      10.06   $      9.65   $      9.38
Dividends per Share of Common Stock(4)                          0.055          0.050         0.050         0.050
Net Dividends Declared                                           38.0           34.7          34.6          34.7
Payout Ratio                                                       11%            11%           12%           12%
Adjusted Capital Formation Rate (annualized)                       19             19            18            18
End of Period Shares Outstanding (millions)(4)                  727.2          692.6         692.6         693.1

Fixed Charge Coverage Ratio                                      1.62x          1.62x         1.59x         1.58x
Debt to Equity(7)                                                7.40           8.15          8.17          7.99
Debt to Adjusted Equity(5)(7)                                    8.12           9.01          9.06          8.95
Debt to Tangible Equity(6)(7)                                    9.51           9.90          9.99          9.61


(1)  Including current maturities of long-term debt.

(2)  Excludes manufactured housing and recreational vehicles.

(3)  See footnote 8 on page 20 of the Form 10-K for additional information.

(4)  See footnote 1 on page 19 of the Form 10-K for additional information.

(5)  Excludes push-down goodwill from Ford Motor Company.

(6) Total debt to tangible equity as adjusted on a pro forma basis to reflect the treatment as equity of a $500 million debt security issued in July 1999, would have been 11.49:1 at September 30, 1999 and 10.40:1 at December 31, 1999.

(7)  Calculated net of short-term investments.

eight quarter financial trends - managed receivables


--------------------------------------------------------------------------------


   (dollar amounts in millions)

                                                                         1999
                                                      4th Quarter                         3rd Quarter
                                           Amount      % Total    % Growth     Amount      % Total    % Growth
                                         ----------   ---------  ----------  ----------   ---------  ----------
MANAGED RECEIVABLES PORTFOLIO MIX(1)
Secured                                  $ 51,173.9      64.8%      12.7%    $ 49,595.5      65.1%      18.4%
Unsecured                                  27,746.0      35.2       17.1       26,610.6      34.9       17.2

END OF PERIOD OUTSTANDINGS
Home Equity                              $ 27,480.3      34.8%      15.5%    $ 26,457.9      34.7%      21.5%
Personal Loans/Retail Sales Finance        16,012.4      20.3       13.3       15,498.6      20.3       17.7
Truck and Truck Trailer                    13,130.3      16.6        8.1       12,870.9      16.9       20.2
Credit Card                                11,733.6      14.9       22.4       11,112.0      14.6       16.7
Equipment                                   6,977.3       8.8        6.6        6,863.6       9.0        8.4
Fleet Leasing                               2,070.1       2.6        3.7        2,050.9       2.7        7.7
Warehouse and Other                         1,515.9       2.0       48.4        1,352.2       1.8        9.9
                                         ----------   -------                ----------   -------
   Total ongoing operations              $ 78,919.9     100.0%      14.2%    $ 76,206.1     100.0%      18.0%
                                                      =======                             =======
Manufactured Housing                        5,494.8                 (0.4)       5,500.4                 (7.3)
Recreational Vehicles                            --                   --             --                   --
                                         ----------                          ----------
   Total as reported                     $ 84,414.7                 13.3%    $ 81,706.5                 16.2%
                                         ==========                          ==========

AVERAGE OUTSTANDINGS
Home Equity                              $ 26,990.7      34.9%               $ 25,681.8      34.6%
Personal Loans/Retail Sales Finance        15,649.3      20.2                  15,102.5      20.3
Truck and Truck Trailer                    13,026.9      16.8                  12,519.8      16.9
Credit Card                                11,336.2      14.7                  10,882.5      14.6
Equipment                                   6,870.2       8.9                   6,751.5       9.1
Fleet Leasing                               2,057.9       2.7                   2,011.5       2.7
Warehouse and Other                         1,425.6       1.8                   1,357.7       1.8
                                         ----------   -------                -----------  -------
   Total ongoing operations              $ 77,356.8     100.0%               $ 74,307.3     100.0%

Manufactured Housing                        5,506.1                             5,560.9
Recreational Vehicles                            --                                  --
                                         ----------                          ----------
   Total as reported                     $ 82,862.9                          $ 79,868.2
                                         ==========                          ==========


                                                                         1999
                                                      2nd Quarter                              1st Quarter
                                         Amount      % Total    % Growth           Amount      % Total    % Growth
                                       ----------   ---------  ----------        ----------   ---------  ----------
MANAGED RECEIVABLES PORTFOLIO MIX(1)   $ 47,416.4      65.0%      17.7%          $ 45,404.0     63.8%        28.6%
Secured                                  25,511.3      35.0       (4.2)            25,783.8     36.2         74.1
Unsecured

END OF PERIOD OUTSTANDINGS
Home Equity                            $ 25,109.3      34.4%       5.5%          $ 24,765.9     34.8%        37.9%
Personal Loans/Retail Sales Finance      14,843.5      20.4      (11.0)            15,264.1     21.4        132.8
Truck and Truck Trailer                  12,252.6      16.8       30.0             11,397.3     16.0         22.8
Credit Card                              10,667.8      14.6        5.6             10,519.7     14.8          8.7
Equipment                                 6,723.1       9.2       35.1              6,180.6      8.7          4.4
Fleet Leasing                             2,012.0       2.8      109.3              1,580.2      2.2         (2.4)
Warehouse and Other                       1,319.4       1.8      (43.4)             1,480.0      2.1         66.8
                                       ----------    ------                      ----------   ------
   Total ongoing operations            $ 72,927.7     100.0%       9.8%          $ 71,187.8    100.0%        44.0%
                                                     ======                                   ======
Manufactured Housing                      5,602.3                 13.1              5,424.7                  17.8
Recreational Vehicles                          --                   --                   --                    --
                                       ----------                                ----------
   Total as reported                   $ 78,530.0                 10.0%          $ 76,612.5                  29.4%
                                       ==========                                ==========

AVERAGE OUTSTANDINGS
Home Equity                            $ 24,964.2      34.8%                     $ 24,578.5     34.7%
Personal Loans/Retail Sales Finance      15,036.5      20.9                        15,616.1     22.1
Truck and Truck Trailer                  11,818.1      16.5                        11,109.4     15.7
Credit Card                              10,612.0      14.8                        10,456.9     14.8
Equipment                                 6,409.5       8.9                         6,120.1      8.6
Fleet Leasing                             1,595.2       2.2                         1,586.8      2.2
Warehouse and Other                       1,399.2       1.9                         1,334.3      1.9
                                       ----------    ------                      ----------   ------
   Total ongoing operations            $ 71,834.7     100.0%                     $ 70,802.1    100.0%
                                                     ======                                   ======
Manufactured Housing                      5,520.7                                   5,311.1
Recreational Vehicles                          --                                        --
                                       ----------                                ----------
   Total as reported                   $ 77,355.4                                $ 76,113.2
                                       ==========                                ==========


(1)  Excludes manufactured housing and recreational vehicles.

Note: % growth represents the annualized percentage change on a sequential quarter basis.

--------------------------------------------------------------------------------

                                                                       1998
                                                     4th Quarter                       3rd Quarter
                                           Amount    % Total   % Growth      Amount    % Total   % Growth
                                         ----------  -------   --------    ----------  -------   --------
MANAGED RECEIVABLES PORTFOLIO MIX(1)
Secured                                  $ 42,377.9     66.1%    14.7%     $ 40,873.7     68.9%      11.3%
Unsecured                                  21,756.0     33.9     71.2        18,469.1     31.1        4.7

END OF PERIOD OUTSTANDINGS
Home Equity                              $ 22,622.3     35.3%    12.7%     $ 21,924.5     37.0%      16.6%
Personal Loans/Retail Sales Finance        11,459.2     17.9     36.6        10,499.4     17.7        5.2
Truck and Truck Trailer                    10,783.6     16.8     12.0        10,470.5     17.6        6.1
Credit Card                                10,296.8     16.1    116.8         7,969.7     13.4        4.2
Equipment                                   6,114.0      9.5     20.7         5,813.8      9.8        1.6
Fleet Leasing                               1,589.7      2.5      1.4         1,584.0      2.7       (4.7)
Warehouse and Other                         1,268.3      1.9     69.3         1,080.9      1.8       34.0
                                         ----------  -------               ----------  -------
   Total ongoing operations              $ 64,133.9    100.0%    32.3%     $ 59,342.8    100.0%       9.2%
                                                     =======                           =======
Manufactured Housing                        5,193.5              30.8         4,822.0                36.0
Recreational Vehicles                       2,036.9               9.7         1,988.6                22.7
                                         ----------                        ----------
   Total as reported                     $ 71,364.3              31.5%     $ 66,153.4                11.5%
                                         ==========                        ==========

AVERAGE OUTSTANDINGS                     $ 22,397.3     35.8%              $ 21,442.0     36.6%
Home Equity                                11,172.0     17.8                 10,373.3     17.7
Personal Loans/Retail Sales Finance        10,617.8     17.0                 10,386.1     17.8
Truck and Truck Trailer                     9,832.7     15.7                  7,931.2     13.5
Credit Card                                 5,895.8      9.4                  5,787.9      9.9
Equipment                                   1,588.8      2.5                  1,597.0      2.7
Fleet Leasing                               1,146.3      1.8                  1,025.7      1.8
Warehouse and Other                      ----------  -------               ----------  -------
                                         $ 62,650.7    100.0%              $ 58,543.2    100.0%
   Total ongoing operations                          =======                           =======

Manufactured Housing                        5,016.4                           4,632.2
Recreational Vehicles                       2,020.5                           1,933.5
                                         ----------                        ----------
   Total as reported                     $ 69,687.6                        $ 65,108.9
                                         ==========                        ==========

                                                                       1998
                                                     2nd Quarter                      1st Quarter
                                           Amount    % Total   % Growth     Amount    % Total   % Growth
                                         ----------  -------   --------   ----------  -------   --------
MANAGED RECEIVABLES PORTFOLIO MIX(1)
Secured                                  $ 39,753.1     68.6%      16.6%  $ 38,171.6     69.0%      22.3%
Unsecured                                  18,253.0     31.4       26.6     17,114.8     31.0        1.4

END OF PERIOD OUTSTANDINGS
Home Equity                               $21,050.8     36.3%      21.5%  $ 19,976.3     36.1%      25.1%
Personal Loans/Retail Sales Finance        10,365.2     17.8       49.5      9,224.5     16.7       22.6
Truck and Truck Trailer                    10,312.3     17.8       10.7     10,043.5     18.2       14.6
Credit Card                                 7,887.8     13.6       (0.1)     7,890.3     14.3      (20.8)
Equipment                                   5,790.9     10.0       11.2      5,632.7     10.2       25.1
Fleet Leasing                               1,602.8      2.8        6.5      1,577.0      2.8        6.7
Warehouse and Other                           996.3      1.7       23.0        942.1      1.7       58.2
                                         ----------  -------              ----------  -------
   Total ongoing operations              $ 58,006.1    100.0%      19.7%  $ 55,286.4    100.0%      15.6%
                                                     =======                          =======
Manufactured Housing                        4,423.9                45.5      3,972.4                50.5
Recreational Vehicles                       1,881.8                20.5      1,790.0                29.9
                                         ----------                       ----------
   Total as reported                     $ 64,311.8                21.4%  $ 61,048.8                18.1%
                                         ==========                       ==========

AVERAGE OUTSTANDINGS                     $ 20,480.9     36.0%             $ 19,412.3     35.9%
Home Equity                                10,067.5     17.7                 8,883.9     16.4
Personal Loans/Retail Sales Finance        10,160.3     17.9                 9,843.2     18.2
Truck and Truck Trailer                     7,882.9     13.9                 8,083.4     14.9
Credit Card                                 5,701.8     10.0                 5,504.9     10.1
Equipment                                   1,593.4      2.8                 1,560.6      2.9
Fleet Leasing                                 963.6      1.7                   859.8      1.6
Warehouse and Other                      ----------  -------              ----------  -------
                                         $ 56,850.4    100.0%             $ 54,148.1    100.0%
   Total ongoing operations                          =======                          =======

Manufactured Housing                        4,197.9                          3,736.2
Recreational Vehicles                       1,841.7                          1,729.7
                                         ----------                       ----------
   Total as reported                     $ 62,890.0                       $ 59,614.0
                                         ==========                       ==========

(1)  Excludes manufactured housing and recreational vehicles.

Note: % growth represents the annualized percentage change on a sequential quarter basis.

eight quarter financial trends - credit quality - managed basis


--------------------------------------------------------------------------------

   (dollar amounts in millions)

                                                             1999
                                             4th Quarter                3rd Quarter
                                        Amount           %         Amount          %
                                      ----------      ------     ----------      ------
60+DAYS CONTRACTUAL DELINQUENCY
(% of Managed Gross Receivables)(1)
Home Equity                           $    928.5        3.29%    $    842.5        3.10%
Personal Loans/Retail Sales Finance        666.2        3.84          660.4        3.91
Truck and Truck Trailer                    214.7        1.48          214.2        1.50
Credit Card                                488.2        4.17          493.2        4.45
Equipment                                   70.3        0.89           95.3        1.24
Fleet Leasing                                8.9        0.39           17.0        0.75
   Total ongoing operations           $  2,381.6        2.85%    $  2,325.3        2.88%
Manufactured Housing                        97.1        1.66           98.4        1.77
Recreational Vehicles                         --          --             --          --
   Total                              $  2,478.7        2.77%    $  2,423.7        2.81%

NET LOSSES
(% of Average Managed Receivables)
Home Equity                           $    100.2        1.49%    $     92.6        1.44%
Personal Loans/Retail Sales Finance        237.2        6.06          202.0        5.35
Truck and Truck Trailer                     26.3        0.81           20.2        0.64
Credit Card                                188.8        6.66          185.9        6.83
Equipment                                   13.0        0.75            6.3        0.37
Fleet Leasing                                0.3        0.06            0.2        0.03
   Total ongoing operations           $    567.2        2.93%    $    507.1        2.73%
Manufactured Housing                        47.4        3.45           38.9        2.80
Recreational Vehicles                         --          --             --          --
   Total                              $    614.6        2.97%    $    546.0        2.73%

                                                             1999
                                             2nd Quarter                  1st Quarter
                                        Amount          %           Amount             %
                                      ----------      ------     -----------        ------
60+DAYS CONTRACTUAL DELINQUENCY
(% of Managed Gross Receivables) (1)
Home Equity                           $    790.0        3.05%    $     759.4          2.98%
Personal Loans/Retail Sales Finance        618.3        3.80           584.3          3.49
Truck and Truck Trailer                    194.4        1.43           175.7          1.39
Credit Card                                439.3        4.13           470.5          4.49
Equipment                                   68.0        0.90            79.4          1.15
Fleet Leasing                               23.5        1.06            20.0          1.13
   Total ongoing operations           $  2,136.5        2.76%    $   2,091.1          2.76%
Manufactured Housing                        93.2        1.65           103.0          1.88
Recreational Vehicles                         --          --              --            --
   Total                              $  2,229.7        2.70%    $   2,194.1          2.70%

NET LOSSES
(% of Average Managed Receivables)
Home Equity                           $     79.9        1.28%    $      64.1          1.04%
Personal Loans/Retail Sales Finance        199.9        5.32           217.6          5.57
Truck and Truck Trailer                     20.6        0.70            13.8          0.50
Credit Card                                200.4        7.55           191.2          7.31
Equipment                                    9.0        0.56             3.8          0.25
Fleet Leasing                                0.1        0.03             0.1          0.03
   Total ongoing operations           $    509.2        2.84%    $     492.0          2.78%
Manufactured Housing                        28.5        2.07            26.1          1.96
Recreational Vehicles                         --          --              --            --
   Total                              $    537.5        2.78%    $     518.1          2.72%



(1)  Includes unearned finance income.

--------------------------------------------------------------------------------

                                                                   1998
                                                    4th Quarter                    3rd Quarter
                                               Amount           %             Amount          %
                                             ----------      ------         ----------      ------
60+DAYS CONTRACTUAL DELINQUENCY
(% of Managed Gross Receivables)(1)
Home Equity                                  $    639.3        2.74%        $    595.3        2.63%
Personal Loans/Retail Sales Finance               469.3        3.74              453.1        3.90
Truck and Truck Trailer                           146.3        1.22              156.7        1.34
Credit Card                                       485.1        4.73              341.0        4.29
Equipment                                          57.7        0.84               59.7        0.91
Fleet Leasing                                      19.6        1.09                9.5        0.53
   Total ongoing operations                  $  1,819.3        2.67%        $  1,616.6        2.55%
Manufactured Housing                              131.3        2.31               71.8        1.34
Recreational Vehicles                               1.3        0.07                1.2        0.06
   Total                                     $  1,951.9        2.57%        $  1,689.6        2.39%

NET LOSSES
(% of Average Managed Receivables)
Home Equity                                  $     66.4        1.19%        $     59.7        1.11%
Personal Loans/Retail Sales Finance               169.1        6.05              140.9        5.43
Truck and Truck Trailer                            15.8        0.59                9.6        0.37
Credit Card                                       184.8        7.52              151.1        7.62
Equipment                                           1.7        0.12                4.8        0.33
Fleet Leasing                                       0.2        0.05                0.2        0.05
   Total ongoing operations                  $    440.9        2.81%        $    370.8        2.53%
Manufactured Housing                               19.6        1.56               16.1        1.39
Recreational Vehicles                               1.0        0.21                0.9        0.19
   Total                                     $    461.5        2.65%        $    387.8        2.38%

                                                                      1998
                                                    2nd Quarter                   1st Quarter
                                               Amount          %              Amount           %
                                             ----------      ------         ----------      ------
60+DAYS CONTRACTUAL DELINQUENCY
(% of Managed Gross Receivables) (1)
Home Equity                                  $    523.9        2.40%        $    463.4        2.23%
Personal Loans/Retail Sales Finance               417.1        3.62              368.1        3.53
Truck and Truck Trailer                           165.5        1.44              149.7        1.34
Credit Card                                       321.3        4.09              309.8        3.96
Equipment                                          63.4        0.97               71.0        1.12
Fleet Leasing                                      13.3        0.74                7.4        0.43
   Total ongoing operations                  $  1,505.1        2.43%        $  1,369.7        2.31%
Manufactured Housing                               68.0        1.36               57.9        1.26
Recreational Vehicles                               1.1        0.07                0.8        0.05
   Total                                     $  1,574.2        2.29%        $  1,428.4        2.18%

NET LOSSES
(% of Average Managed Receivables)
Home Equity                                  $     54.9        1.07%        $     49.8        1.03%
Personal Loans/Retail Sales Finance               142.3        5.65              126.9        5.71
Truck and Truck Trailer                            11.5        0.45               12.8        0.52
Credit Card                                       150.3        7.63              144.6        7.15
Equipment                                           3.5        0.25                1.5        0.11
Fleet Leasing                                       0.3        0.08                0.3        0.08
   Total ongoing operations                  $    362.9        2.55%        $    333.7        2.47%
Manufactured Housing                                8.9        0.84                8.7        0.94
Recreational Vehicles                               1.3        0.28                1.2        0.27
   Total                                     $    373.1        2.37%        $    343.6        2.31%


(1)  Includes unearned finance income.

summary of information by country

--------------------------------------------------------------------------------


   (dollar amounts in millions)

   at December 31                                                    1999

                                                             Amount/No.       % Total
                                                             ----------       -------
MANAGED RECEIVABLES
United States                                                $ 68,638.2            81%
Japan                                                           7,483.8             9
Canada                                                          4,116.8             5
United Kingdom                                                  2,561.7             4
Puerto Rico                                                       624.8             1
Hong Kong                                                         330.9            --
Sweden                                                            159.7            --
France                                                            144.5            --
Mexico                                                            112.8            --
Spain                                                             103.1            --
India                                                             101.1            --
Taiwan                                                             18.9            --
Ireland                                                            14.9            --
Costa Rica                                                          3.5            --
                                                             ----------       -------
   Total                                                     $ 84,414.7           100%
                                                             ==========       =======

BRANCHES
United States                                                     1,470            53%
Japan                                                               677            24
Canada                                                              326            12
United Kingdom                                                      113             4
Puerto Rico                                                          83             3
Hong Kong                                                             8            --
Sweden                                                                1            --
France                                                               10             1
Mexico                                                               51             2
Spain                                                                11             1
India                                                                 7            --
Taiwan                                                                2            --
Ireland                                                               7            --
Costa Rica                                                            5            --
                                                             ----------       -------
   Total                                                          2,771           100%
                                                             ==========       =======

EMPLOYEES
United States                                                    22,895            70%
Japan                                                             4,063            13
Canada                                                            2,281             7
United Kingdom                                                    1,347             4
Puerto Rico                                                         883             3
Hong Kong                                                           136             1
Sweden                                                               23            --
France                                                               42            --
Mexico                                                              411             1
Spain                                                                96            --
India                                                               168             1
Taiwan                                                               74            --
Ireland                                                              27            --
Costa Rica                                                           40            --
                                                             ----------       -------
   Total                                                         32,486           100%
                                                             ==========       =======


NOTE: In January 2000, the Company expanded its international operations into Norway.

--------------------------------------------------------------------------------

Annual Supplement This report is a supplement to the Annual Report of Associates First Capital Corporation for 1999 and should be used only with such Annual Report. A copy of the 1999 Annual Report may be obtained by calling 1-888-NYSE-AFS.

Additional Information To learn more about The Associates, visit the Company's website at http://www.theassociates.com or call ~1-888-NYSE-AFS. Securities analysts and institutional investors may contact the Company's Investor Relations department at 972-652-7294.

[THE ASSOCIATES LOGO]

Associates First Capital Corporation
250 Carpenter Freeway
P.O. Box 660237
Dallas, Texas 75266-0237
972.652.4000
Internet: http://www.theassociates.com